                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                            SCHEDULE 14A INFORMATION
                                PROXY STATEMENT
       (PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934)
                            ------------------------

    Filed by the registrant /X/

    Filed by a party other than the registrant / /

    Check the appropriate box:
    /X/  Preliminary proxy statement
    / /  Confidential, for Use of the Commission Only
    / /  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                           POLYVISION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                           POLYVISION CORPORATION
--------------------------------------------------------------------------------
                  (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions apply:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
        ------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
        ------------------------------------------------------------------------
     (3) Filing party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                             POLYVISION CORPORATION
                        866 North Main Street Extension
                         Wallingford, Connecticut 06492

                                                               November   , 1996

Dear Shareholder:

    You are cordially invited to attend the 1996 Annual Meeting of Shareholders
of PolyVision Corporation (the "Company") to be held on          , December   ,
1996, 10:00 a.m., local time, at the offices of the Company, 866 North Main Street Extension, Wallingford, Connecticut 06492. Enclosed are the Notice of Annual Meeting, Proxy Statement and a Proxy Card relating to the Annual Meeting which we urge you to read carefully. Also enclosed is the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1996. Whether or not you expect to attend the Annual Meeting, please sign and date the enclosed Proxy Card and return it as promptly as possible to ensure that your shares will be voted. Because mail delays occur frequently, it is important that the enclosed Proxy Card be returned well in advance of the meeting.

                                          On Behalf of Your Board of Directors

                                          STEVEN S. ELBAUM
                                          CHAIRMAN OF THE BOARD

                             POLYVISION CORPORATION
                        866 North Main Street Extension
                         Wallingford, Connecticut 06492
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER   , 1996

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of PolyVision Corporation, a New York corporation (the "Company"),
will be held at 10:00 a.m., local time, on       , December       , 1996, at the
offices of the Company, 866 North Main Street Extension, Wallingford, Connecticut 06492, for the following purposes:

    1. to elect three Class I directors to the Board of Directors, each to hold office until the 1998 Annual Meeting and until his successor is elected and qualified;

    2.  to approve the reincorporation of the Company in Delaware;

    3. to ratify the adoption of the 1995 Directors Stock Option Plan and the 1995 Directors Stock Grant Plan; and

    4. to consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

    The Board of Directors has fixed November       , 1996, as the record date
for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for ten days prior to the Annual Meeting.

    We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

    SHAREHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A SHAREHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                                          By Order of the Board of Directors

                                          LAWRENCE W. HAY
                                          VICE PRESIDENT OF FINANCE AND
                                          SECRETARY

Wallingford, Connecticut
November   , 1996

                             POLYVISION CORPORATION
                        866 North Main Street Extension
                         Wallingford, Connecticut 06492

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER   , 1996

                            ------------------------

    This Proxy Statement is being furnished to the shareholders of PolyVision Corporation, a New York corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of outstanding shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), for use at the Annual Meeting of Shareholders to be held
on       , December   , 1996, and any adjournment or postponement thereof.

    The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph and personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable expenses incurred in this connection.

    The Company's Annual Report on Form 10-K, including financial statements for the fiscal year ended April 30, 1996, accompanies but does not constitute part of this proxy statement.

    The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting. As of the date of this proxy statement, the Board of Directors knows of no other business which will be presented for consideration at the meeting. A shareholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting. No proxy will be used if the shareholder is personally present at the meeting and informs the Company that such shareholder wishes to vote the shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the meeting will be voted by the proxy holder whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for director set forth herein, "FOR" the reincorporation of the Company in Delaware, and "FOR" the proposal to ratify the adoption of the Directors Stock Grant Plan and the Directors Stock Option Plan. If any other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the judgment of the persons acting under said proxies.

    It is anticipated that the mailing to shareholders of this proxy statement
and the enclosed proxy will commence on or about November   , 1996.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

    Only shareholders of record at the close of business on November       ,
1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournments thereof. At that date there were 8,530,073 outstanding shares of Common Stock. There was no beneficial owner (as defined under the rules of the Securities and Exchange Commission) of more than 5% of the Common Stock known to the Company at November 15, 1996, other than as set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" below.

    A quorum at the meeting is a majority of the outstanding shares of Common Stock, and each shareholder shall have one vote for each share registered in such shareholder's name on the books of the Company. The affirmative vote of a majority of all shares represented and voting at the meeting is required for approval of Proposal No. 1 and Proposal No. 3. In accordance with New York law and the Company's certificate of incorporation and by-laws, abstentions and broker non-votes will not be counted in determining the number of votes cast on these proposals, and consequently will not affect the outcome. In accordance with New York law, approval of Proposal No. 2 will require the affirmative vote of the shareholders of two-thirds of all of the Company's outstanding shares entitled to vote thereon. Consequently, abstentions and broker non-votes will count as votes against this proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth information as to the shares of Common Stock owned as of November 15, 1996, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director and executive officer of the Company who owns shares of Company Common Stock; and
(iii) all directors and executive officers of the Company as a group. Unless otherwise indicated in the table or footnotes following the table, (a) the persons as to whom the information is given had sole voting and investment power over the shares of Common Stock shown as beneficially owned by them, and (b) the business address of each such person is c/o PolyVision Corporation, 866 North Main Street Extension, Wallingford, Connecticut 06492.

                                                                         NUMBER OF SHARES          PERCENT OF
NAME AND ADDRESS OF                                                     BENEFICIALLY OWNED        COMMON STOCK
  BENEFICIAL OWNER                                                             (1)           BENEFICIALLY OWNED (1)
---------------------------------------------------------------------  --------------------  -----------------------
The Alpine Group, Inc................................................         1,576,345                  18.5%
  1790 Broadway
  New York, NY 10017
Steven S. Elbaum.....................................................           428,957(2)(3)              5.0%
  c/o The Alpine Group, Inc.
  1790 Broadway
  New York, NY 10019
Ivan Berkowitz.......................................................           104,181(4)                1.2%
Lyman C. Hamilton, Jr................................................            45,264(2)(3)            *
  69 Byron Drive
  Avon, CT 06001
Stephen C. Knup......................................................            19,166(2)(3)            *
  c/o MetallGesellschaft Corp.
  520 Madison Avenue
  New York, NY 10022
Thomas M. Ramseur....................................................            19,166(2)(3)            *
  584 West Road
  New Canaan, CT 06840

                                                                         NUMBER OF SHARES          PERCENT OF
NAME AND ADDRESS OF                                                     BENEFICIALLY OWNED        COMMON STOCK
  BENEFICIAL OWNER                                                             (1)           BENEFICIALLY OWNED (1)
---------------------------------------------------------------------  --------------------  -----------------------
Bragi F. Schut.......................................................           128,219(2)(3)              1.5%
  c/o The Alpine Group, Inc.
  1790 Broadway
  New York, NY 10019
Joseph A. Menniti....................................................            25,179(5)              *
All executive officers and directors as a group (7 persons)..........           770,132(2)-(6)              9.0%

------------------------

*   Percentage ownership is less than 1%.

(1) Includes, in accordance with Rule 13d-3(d)(1)(i) of the Securities and Exchange Act of 1934, as amended ("Exchange Act"), 8,530,073 shares of Common Stock outstanding as of November 1, 1996, and to the extent set forth in the next sentence only, includes shares issuable upon the exercise of options within 60 days of such date under the Company's stock option plans held by the persons included in the table. For the purpose of computing the percentage of outstanding shares beneficially owned by a particular person, any securities not outstanding which are subject to options, warrants, rights or conversion privileges exercisable by that person within 60 days of
    November       , 1996, have been deemed to be outstanding, but have not been deemed outstanding for the purpose of computing the percentage of the class beneficially owned by any other person.

(2) Pursuant to the Company's 1995 Directors Stock Grant Plan, each of Messrs. Elbaum, Hamilton, Knup, Ramseur and Schut were granted 10,000 shares of Common Stock on October 2, 1995, subject to the approval of such plan by the Company's shareholders at the Annual Meeting. Under the terms of the 1995 Directors Stock Grant Plan, one-third of such shares vested on the date of the 1995 Annual Meeting of Shareholders, one-third of such shares vest on the date of the Annual Meeting and one-third of such shares will vest on the date of the 1997 Annual Meeting of Shareholders, so long as such director remains a director of the Company following the respective dates.

(3) Pursuant to the Company's 1995 Directors Stock Option Plan, each of Messrs. Elbaum, Hamilton, Knup, Ramseur and Schut were granted stock options to purchase 25,000 shares of Common Stock on October 2, 1995 at an exercise price of $3.86 per share, subject to the approval of such plan by the Company's shareholders at the Annual Meeting. Under the terms of the 1995 Directors Stock Option Plan, one-fourth of such shares were exercisable on the date of the 1995 Annual Meeting of Shareholders, one-fourth of such shares are exercisable on the date of the Annual Meeting and one-fourth of such shares will be exercisable on the date of each of the 1997 and 1998 Annual Meetings of Shareholders, so long as such director remains a director of the Company following the respective dates.

(4) Includes (i) 15,000 of the 25,000 "restricted" shares of Common Stock granted to Mr. Berkowitz under the terms of his employment agreement with the Company, with the remaining shares to be earned in equal 5,000 share installments on May 1, 1997 and 1998, subject to certain conditions in the event of Mr. Berkowitz's earlier termination of employment, and (ii) stock options to purchase 43,750 of the 175,000 shares of Common Stock granted to Mr. Berkowitz under the terms of the Company's 1994 Stock Option Plan at an exercise price of $3.86, with the remaining options to be exercisable in equal 43,750 share installments on May 1, 1997, 1998 and 1999, subject to certain conditions in the event of Mr. Berkowitz's earlier termination of employment.

(5) Includes (i) 3,000 of the 15,000 "restricted" shares of Common Stock granted to Mr. Menniti under the terms of his employment agreement with the Company, with the remaining shares to be earned in equal 3,000 share installments on May 1, 1997, 1998, 1999 and 2000, subject to certain conditions in the event of Mr. Menniti's earlier termination of employment, and (ii) stock options to purchase

    18,750 of the 75,000 shares of Common Stock granted to Mr. Menniti under the terms of the Company's 1994 Stock Option Plan at an exercise price of $3.86, with the remaining options to be exercisable in equal 18,750 share installments on May 1, 1997, 1998 and 1999, subject to certain conditions in the event of Mr. Menniti's earlier termination of employment.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Restated Certificate of Incorporation provides that the Board of Directors of the Company shall consist of three to nine directors. Presently, the Board of Directors of the Company is comprised of seven directors and is divided into two classes, with staggered two-year terms, and one class of directors is elected at each Annual Meeting of Shareholders. Section 704 of the New York Business Corporation Law provides that where a Board of Directors is classified, no class shall include less than three directors. On May 24, 1995, three persons were elected to the Company's Board of Directors as Class I directors to hold office until the 1996 Annual Meeting of Shareholders and until their successors are elected and qualified and four persons were elected as Class II directors to hold office until the 1997 Annual Meeting of Shareholders and until their successors are elected and qualified.

    In the event that Proposal 2 ("REINCORPORATION IN DELAWARE") is approved at the Annual Meeting, the Company will be governed by Delaware law, upon the effective date of the reincorporation. Section 141 of the General Corporation Law of the State of Delaware provides for the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes with staggered terms of office with only one class of directors coming up for election each year, and does not prohibit fewer than three directors in any class. See "PROPOSAL NO. 2--REINCORPORATION IN DELAWARE--Certain Differences Between the Corporation Laws of New York and Delaware." As a result, under Delaware law, the Company's Board of Directors may be divided into three separate classes, even though consisting of only seven directors in total. Therefore, if Proposal No. 2 is approved, at the next succeeding Annual Meeting of Shareholders, the Board of Directors may be divided into three classes, as equal in number as possible with the following staggered terms: the class of directors whose term under the two-class Board was not to expire until the Annual Meeting of Shareholders next succeeding the creation of the three-class Board shall complete the term for which such class of directors was originally elected; one class of directors shall be elected to serve a two-year term; and one class of directors shall be elected to serve a three-year term.

    At the Annual Meeting, in accordance with the Company's Restated Certificate of Incorporation and By-laws which relate to corporate governance, three persons are to be elected to the Board of Directors of the Company as Class I directors to hold office until the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified, and it is intended that shares represented by properly executed proxies will be voted, in the absence of contrary instructions, in favor of the election of the following named nominees: Class I directors: Ivan Berkowitz, Stephen C. Knup and Bragi F. Schut. The directors unanimously approved the nominations. The affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present or represented at the meeting is required to elect the foregoing nominees to the Board of Directors.

    The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless the vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

                             NOMINEES FOR DIRECTORS

                 DIRECTORS TO HOLD OFFICE UNTIL 1998 (CLASS I)

IVAN BERKOWITZ--50

    Mr. Berkowitz was elected the Chief Executive Officer and a director of the Company on May 24, 1995. From September 1993 to March 1995, he was the Managing General Partner of Steib & Company, a private investment partnership. Since March 1995, Mr. Berkowitz has also been a director of Propierre I, a public French real estate mutual fund, and, since March 1995, a director of Harmony Holdings, Inc., a television commercial production company. From 1978 through December 1994, Mr. Berkowitz was a Managing Director of Chestnut Hill Securities, Inc., a registered broker-dealer in Los Angeles, California.

STEPHEN C. KNUP--54

    Mr. Knup was elected a director of the Company on May 24, 1995. Mr. Knup has been the Executive Vice President and Chief Financial Officer of MetallGesellschaft Corp., a raw materials company, from November 1994 to the present. Mr. Knup formerly served as Chief Operating Officer of Frankel & Co., an insurance brokerage company, from May 1994 to November 1994, and as the Senior Vice President and Chief Financial Officer of AMAX Inc., a natural resource and a natural gas producer, from February 1988 to December 1993 and as a consultant to Cyprus Amax Minerals Company, its successor by merger, from January 1994 to March 1994.

BRAGI F. SCHUT--55

    Mr. Schut was elected a director of the Company on December 21, 1994. Mr. Schut has been a director of The Alpine Group, Inc., a diversified industrial company ("Alpine"), since 1983 and has been Alpine's Executive Vice President since 1986. Mr. Schut is also a director of Superior TeleCom Inc., a manufacturer of copper telecommunications wire and cable ("Superior TeleCom"), since October 1996.

              DIRECTORS CONTINUING IN OFFICE UNTIL 1997 (CLASS II)

STEVEN S. ELBAUM--48

    Mr. Elbaum was elected Chairman of the Board and a director of the Company on December 21, 1994. Mr. Elbaum has been a director of Alpine since 1980 and has served as its Chairman of the Board and Chief Executive Officer since June 1984. He is also the Chairman of the Board, President and Chief Executive Officer of Superior TeleCom since October 1996. Mr. Elbaum serves on the Board of Directors of Interim Services, Inc., a provider of value-added staffing and healthcare services, and HumaScan, Inc., a developer of medical monitoring devices.

LYMAN C. HAMILTON, JR.--70

    Mr. Hamilton was elected a director of the Company on May 24, 1995. Mr. Hamilton is currently a private investor and served as President and Chief Executive Officer of APV, Inc., a wholly-owned subsidiary of the Company engaged in the research, development, licensing and initial testing of a proprietary technology known as PolyVision, from March 1991 to December 1992. From December 1989 to September 1990, Mr. Hamilton served as Chairman and Chief Executive Officer of Imperial Corporation of America, a public bank holding company (Imperial Corporation of America filed a petition under Chapter 11 of the U.S. Bankruptcy Code on February 28, 1990); and from 1980 to December 1989, he served as Chairman and President of Tamco Enterprises, Inc., a private investment company. From 1962 to 1979, Mr. Hamilton served in various senior executive officer positions with ITT Corp. and was its Chief Executive Officer in 1978 and 1979 and a director of ITT Corp. from 1974 to 1979. Mr. Hamilton currently serves on the Board of Director of Scan-Optics, Inc., a manufacturer of optical character recognition equipment, and is a member of the Advisory Boards of Desai Capital Management and UBS Asset Management. Mr. Hamilton served on Alpine's Board of Directors from 1991 to November 1993.

THOMAS M. RAMSEUR--72

    Mr. Ramseur was elected a director of the Company on May 24, 1995. He has been retired for more than the past five years. Mr. Ramseur had been previously a partner of White & Case, a New York City law firm. Mr. Ramseur is currently active in a number of non-profit organizations.

    THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR EACH OF THE PERSONS NOMINATED AS DIRECTORS OF THE COMPANY.

                            INFORMATION ABOUT BOARD
                    MEETINGS AND COMMITTEES, AND MANAGEMENT

    There were three meetings of the Board of Directors during the fiscal year ended April 30, 1996. Each incumbent director attended all of the Board of Directors meetings and the meetings of Board Committees on which he served.

COMMITTEES OF THE BOARD

    AUDIT COMMITTEE--During the fiscal year ended April 30, 1996, the Audit Committee of the Company's Board of Directors consisted of Lyman C. Hamilton, Jr., Stephen C. Knup and Steven S. Elbaum. The Audit Committee met once during the fiscal year ended April 30, 1996 on April 17, 1996, at which it reviewed the financial results of the Company and discussed the prospective audit for the fiscal year ended April 30, 1995 with the Company's independent auditors. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent auditors and evaluating the Company's accounting policies and its system of internal control.

    COMPENSATION COMMITTEE--During the fiscal year ended April 30, 1996, the Compensation Committee of the Company's Board of Directors consisted of Robert
J. Levenson, Thomas M. Ramseur and Bragi F. Schut. Mr. Levenson resigned as a director of the Company effective September 3, 1996, and was replaced by Stephen
C. Knup. The Compensation Committee did not meet during the fiscal year ended April 30, 1996, as there were no material compensation matters to be considered. The Compensation Committee is primarily responsible for reviewing and approving the salary and benefits policies of the Company, including compensation of executive officers.

    STOCK OPTION COMMITTEE--During the fiscal year ended April 30, 1996, the Stock Option Committee of the Company's Board of Directors consisted of Robert
J. Levenson, Thomas M. Ramseur and Bragi F. Schut. Mr. Levenson resigned as a director of the Company effective September 3, 1996, and was replaced by Stephen
C. Knup. The Stock Option Committee administers the 1994 Stock Option Plan, and recommends and approves grants of stock options under such plans. During the fiscal year ended April 30, 1996, the Stock Option Committee did not meet. Options granted to Messrs. Berkowitz, Menniti and Schrieberg pursuant to their respective employment agreements were approved by the entire Board of Directors as a whole.

    DIRECTORS STOCK GRANT AND STOCK OPTION COMMITTEES--The Company's Board of Directors does not have a separate Directors Stock Grant or Stock Option Committee, but rather administers such plans as a whole.

    NOMINATING COMMITTEE--The Company's Board of Directors does not have a Nominating Committee, but rather performs these functions as a whole.

DIRECTORS' COMPENSATION

    STANDARD COMPENSATION--In addition to grants made pursuant to the Company's 1995 Directors Stock Option and Stock Grant Plans, non-employee directors receive $500 for each board or committee meeting attended. All expenses in connection with attendance at such meetings are paid by the Company.

    No family relationship exists among any of the directors or executive officers of the Company. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director or executive officer was selected as a director or executive officer of the Company. All executive officers are appointed annually by the Board of Directors.

MANAGEMENT

    The names and ages of the executive officers of the Company, and their positions with the Company, are as follows:

NAME                                             AGE                       POSITION
-------------------------------------------      ---      -------------------------------------------
Ivan Berkowitz.............................          50   Chief Executive Officer
Joseph A. Menniti..........................          58   President and Chief Operating Officer
Lawrence W. Hay............................          52   Vice President of Finance and Secretary

    See "Nominees for Directors" above for certain biographical information concerning Ivan Berkowitz.

    JOSEPH A. MENNITI was elected President and Chief Operating Officer of the Company on May 24, 1995. From 1989 to May 1995, Mr. Menniti was the President of DNE Technologies, Inc., a wholly-owned subsidiary of Alpine which designs, manufactures, tests and markets electronic and communications products and systems for the military, government and commercial sectors. Mr. Menniti held various positions at Grumman Aerospace Corporation prior thereto.

    LAWRENCE W. HAY was appointed Vice President of Finance of the Company effective August 7, 1996. From 1985 to January 1996, Mr. Hay served as Vice President of Finance and Administration of Ceramicus, Inc., a manufacturer of ceramic tile located in East Sparta, Ohio. From February to July 1996, Mr. Hay acted as a freelance business consultant.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

    The following table sets forth the cash compensation (including cash bonuses) paid or accrued by the Company for its fiscal year ended April 30, 1996 and the two prior fiscal years to its Chief Executive Officer and to the three other executive officers of the Company whose compensation exceeded $100,000 at April 30, 1996 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                                     ANNUAL                      LONG-TERM
                                                                                  COMPENSATION                 COMPENSATION
                                                                           --------------------------  -----------------------------
                                                                                        OTHER ANNUAL    RESTRICTED     COMMON STOCK
                                                    FISCAL       SALARY       BONUS     COMPENSATION   STOCK AWARDS     UNDERLYING
NAME AND PRINCIPAL POSITION                          YEAR         ($)          ($)         ($)(5)           ($)        OPTIONS (#)
------------------------------------------------  -----------  ----------  -----------  -------------  -------------  --------------

Ivan Berkowitz (1)..............................        1996   $  200,000      --            --             25,000         175,000
  Chief Executive Officer                               1995       --          --            --                             --
  and Director                                          1994       --          --            --                             --

Joseph A. Menniti (2)...........................        1996   $  185,000      --           32,000(3)       15,000          75,000
  President and Chief                                   1995       --          --            --             --              --
  Operating Officer                                     1994       --          --            --             --              --

N. Roy Anderson (4).............................        1996   $  150,000      --            --             --              --
  President of Greensteel                               1995      150,000      --            --             --              --
  subsidiary                                            1994      150,000      --            --             --              --

Alan J. Nickerson (5)...........................        1996   $  151,000      --            --             --              --
  Chief Financial Officer                               1995       --          --            --             --              --
  and Secretary                                         1994       --          --            --             --              --

------------------------

(1) Mr. Berkowitz was elected the Chief Executive Officer of the Company effective May 1, 1995.

(2) Mr. Menniti was elected the President and Chief Operating Officer of the Company effective May 1, 1995.

(3) This amount was received as a signing bonus under Mr. Menniti's employment agreement. See "Employment Agreements" below.

(4) Mr. Anderson resigned as President of the Company's Greensteel subsidiary effective May 1, 1996.

(5) Mr. Nickerson was elected the Chief Financial Officer and Secretary of the Company effective December 21, 1994. Mr. Nickerson resigned from such positions effective August 7, 1996.

(6) The aggregate value of benefits to be reported under the "Other Annual Compensation" column did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.

EMPLOYMENT AGREEMENTS

    Pursuant to Employment Agreements, dated as of May 1, 1995, between the Company and each of Ivan Berkowitz and Joseph A. Menniti, Messrs. Berkowitz and Menniti have agreed to serve as the Chief Executive Officer and the President and Chief Operating Officer, respectively, of the Company until either the respective executive or the Company elects to terminate such employment upon prior written notice. Under the terms of the Employment Agreements, Messrs. Berkowitz and Menniti are entitled to an annual base salary, subject to annual reviews, of $200,000 and $185,000, respectively, for services rendered in such positions, plus an annual bonus of not less than 35% and 30%, respectively, of such base salary in the event the Company achieves annual targeted performance objectives set by the Company's Board of Directors.

    The Company agreed to grant to Messrs. Berkowitz and Menniti stock options to purchase 175,000 and 75,000 shares of the Company's Common Stock at an exercise price of $3.82 and vesting in five equal annual installments. The Company also agreed to make restricted stock grants to Messrs. Berkowitz and Menniti in amounts of 25,000 and 15,000 shares of the Company's Common Stock, respectively, to be held by the Company and released at a rate of 5,000 and 3,000 shares per year, respectively. In addition, if Mr. Berkowitz's or Mr. Menniti's employment is terminated by the Company for any reason other than for "Cause" (as defined) or by Mr. Berkowitz or Mr. Menniti, respectively, for "Good Reason" (as defined), each such executive is entitled to payment of one times his base salary if his termination occurs on or before May 1, 1999 and one and one-half his salary if his termination occurs thereafter, in each case together with the annual bonus that he would have been entitled to had his employment not been so terminated. Messrs. Berkowitz and Menniti have each agreed not to compete with the Company during their term of employment and for two years thereafter and not to disclose any part of the Company's proprietary technology in perpetuity.

    On September 30, 1996, Mel Schrieberg resigned as Executive Vice President of the Company and his Employment Agreement was terminated.

STOCK OPTIONS

    The following table sets forth information with respect to grants of options ("Options") to purchase Common Stock under the Company's 1994 Stock Option Plan to the Named Executive Officers during the fiscal year ended April 30, 1996.

               OPTION GRANTS IN FISCAL YEAR ENDED APRIL 30, 1996

                                                                                                             POTENTIAL REALIZED
                                                                                                              VALUE AT ASSUMED
                                                                   % OF TOTAL                               ANNUAL RATE OF STOCK
                                                                     OPTIONS                                  APPRECIATION FOR
                                                                   GRANTED TO      EXERCISE                    OPTION TERM(2)
                                                      OPTIONS       EMPLOYEES        PRICE     EXPIRATION   --------------------
NAME                                                GRANTED(1)   IN FISCAL YEAR    ($/SH)(1)      DATE         5%         10%
--------------------------------------------------  -----------  ---------------  -----------  -----------  ---------  ---------

Ivan Berkowitz....................................     175,000           64.8%     $    3.86   May 2005     $       0  $       0

Joseph A. Menniti.................................      75,000           27.8%     $    3.86   May 2005     $       0  $       0

------------------------

(1) All options were granted at market value on the date of grant.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on option exercises are dependent upon other factors, including the future performance of the Common Stock and overall stock market conditions.

AGGREGATED OPTION EXERCISES DURING FISCAL 1996 AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth with respect to the Named Executive Officers information with respect to options exercised, unexercised options and year-end option values in each case with respect to options to purchase shares of the Company's Common Stock.

                                                                                                        VALUE OF
                                                                                                       UNEXERCISED
                                                                            NUMBER OF SECURITIES      IN THE MONEY
                                                                                 UNDERLYING              OPTIONS
                                                                           UNEXERCISED OPTIONS AT     AT APRIL 30,
                                                 SHARES         VALUE         APRIL 30, 1996(#)          1996(1)
                                               ACQUIRED ON    REALIZED    -------------------------  ---------------
NAME                                           EXERCISE(#)       ($)      EXERCISABLE  UNEXERCISABLE   EXERCISABLE
--------------------------------------------  -------------  -----------  -----------  ------------  ---------------

Ivan Berkowitz..............................        0             0           43,750       131,250      $       0

Joseph A. Menniti...........................        0             0           18,750        56,250      $       0


NAME                                            UNEXERCISABLE
--------------------------------------------  -----------------
Ivan Berkowitz..............................      $       0
Joseph A. Menniti...........................      $       0

------------------------

(1) Represents the difference between the last sale price of the Common Stock on April 30, 1996, and the exercise price of the option multiplied by the applicable number of options.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee of the Board of Directors were Robert J. Levenson, Thomas M. Ramseur and Bragi F. Schut during the fiscal year ended April 30, 1996. Stephen C. Knup replaced Mr. Levenson on the Compensation Committee effective September 3, 1996. No member of the Board of Directors or the Compensation Committee has any interlocking relationship with any other corporation that requires disclosure under this heading.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee") of the Board of Directors of the Company was established in 1990 and did not hold any meetings during the fiscal year ended April 30, 1996. The duties and responsibilities of the Committee include the following:

    (a) approval of annual salaries and other benefits provided for executive officers of the Company;

    (b) approval of the adoption of compensation plans in which the executive officers of the Company may be participants and awarding of benefits under such plans; and

    (c) undertaking studies and making recommendations with respect to the Company's compensation structure and policies and the development of management personnel.

    The Committee's policies with respect to executive compensation are intended to achieve the following goals. First, they are intended to create base compensation levels sufficient to attract and retain talented and dedicated executive officers. Second, the compensation policies are intended to provide a direct link between performance during the year (both the performance of the Company as a whole and the performance of the individual officer) as a part of the officer's compensation. Third, the compensation policies are intended to provide executive officers with the opportunity to acquire an equity stake in the Company through the grant of options pursuant to the Company's stock-based incentive plan.

    During the fiscal year ended April 30, 1996, the full Board approved bonuses and granted options to certain of its executive officers and certain employees. In each case, the Board's decision was based upon the principles and procedures outlined above.

                                          COMPENSATION COMMITTEE

                                          Robert J. Levenson
                                          Thomas M. Ramseur
                                          Bragi F. Schut

    The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

    The following chart compares the value of $100 invested in the Company's Common Stock from July 1990, the first full month during which the Company's stock was listed on the AMEX, through April 30, 1996, with a similar investment in the Dow Jones Equity Market Index and the Dow Jones Heavy Construction Index.

                COMPARISON OF 64 MONTH CUMULATIVE TOTAL RETURN*
        AMONG POLYVISION CORPORATION, THE DOW JONES EQUITY MARKET INDEX
                   AND THE DOW JONES HEAVY CONSTRUCTION INDEX

                                                                                      CUMULATIVE TOTAL RETURN
                                                                         --------------------------------------------------

                                                                            12/90        12/91        12/92        12/93
                                                                            -----        -----        -----        -----

PolyVision Corporation......................................  PLI               100          111           67           61

Dow Jones Equity Market

Index.......................................................  IDOW              100          132          144          158

Dow Jones Heavy

Construction Index..........................................  ICON              100          119          115          121


                                                                12/94       4/95        12/95      4/96
                                                                 ---        -----        ---        ---
PolyVision Corporation......................................         56          50          12         12
Dow Jones Equity Market
Index.......................................................        159         180         221        236
Dow Jones Heavy
Construction Index..........................................        116         133         162        166

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and holders of more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange ("AMEX") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely upon its review of the copies of such forms received by the Company, or representations from certain reporting persons that no year-end Forms 5 were required for those persons, the Company believes that, during the year ended April 30, 1996, all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that, due to administrative oversight, one report on Form 4 for Steven S. Elbaum was inadvertently filed later than ten days after the close of the month in which he had a reportable event.

                                   PROPOSAL 2

                          REINCORPORATION IN DELAWARE

GENERAL

    The Board of Directors has approved, and recommends for shareholder approval, the change of the Company's state of incorporation from New York to Delaware (the "Reincorporation"). The Reincorporation will not result in any change in the capitalization, business management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will, however, allow the Company to take advantage of the modern and flexible provisions of the corporate laws of Delaware which are periodically updated and revised to meet changing business needs. The purpose and effects of the proposed transaction are summarized below.

    Following the consummation of the Reincorporation, the separate corporate existence of PolyVision Corporation, a New York corporation, shall cease. PolyVision Corporation, a Delaware corporation ("PolyVision Delaware"), currently a wholly-owned subsidiary of the Company, will succeed by operation of law to all of the business, assets and liabilities of the Company. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. In the following discussion of the proposed Reincorporation, the term "PolyVision New York" refers to the Company as currently organized as a New York corporation.

    AT THE EFFECTIVE TIME OF THE REINCORPORATION THE COMPANY WILL BE GOVERNED BY DELAWARE LAW, BY A NEW CERTIFICATE OF INCORPORATION AND NEW BY-LAWS, EACH OF WHICH WILL RESULT IN CHANGES IN THE RIGHTS OF THE SHAREHOLDERS.

    The Reincorporation requires the approval of the Company's shareholders by the affirmative vote of the holders of two-thirds of all outstanding shares of the Company's Common Stock.

    Upon shareholder approval of the Reincorporation, PolyVision New York will be merged with and into PolyVision Delaware pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and By-laws of PolyVision Delaware. These differ in certain respects from the Company's Restated Certificate of Incorporation and By-laws and the New York Business Corporation Law ("NYBCL") which currently govern the material affairs of the Company. See "Changes in the Certificate of Incorporation and By-laws" on page 18 hereof. Upon the effective date of the Reincorporation (the "Effective Date"), each outstanding share of Common Stock of PolyVision New York and each share of Common Stock held in the Company's treasury automatically will be converted into one share of Common Stock of PolyVision Delaware.

    Outstanding options to purchase shares of Common Stock of the Company will be converted into options to purchase the same number of shares of common stock of PolyVision Delaware. Each employee stock plan and any other employee benefit plan to which the Company is a party, whether or not such plan relates to the Company's Common Stock will be assumed by PolyVision Delaware and, to the extent any such plan provides for the issuance or purchase of the Company's Common Stock, will be deemed to provide for the issuance or purchase of shares of common stuck of PolyVision Delaware.

    The Common Stock of PolyVision Delaware will be listed on the AMEX. Delivery of certificates for the Company's Common Stock issued prior to the effectiveness of the Reincorporation will constitute "good delivery" of shares in transactions subsequent to Reincorporation. Certificates representing shares of PolyVision Delaware Common Stock will be issued with respect to transfers consummated after the Reincorporation. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

    IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF POLYVISION DELAWARE. OUTSTANDING STOCK CERTIFICATES OF POLYVISION NEW YORK SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

    As part of its approval and recommendation of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their approval, the Merger Agreement pursuant to which the Company will be merged into PolyVision Delaware. The full text of the Merger Agreement is set forth as Exhibit A hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibit. For additional information and details relating to these and other changes reference is made to the Certificate of Incorporation of PolyVision Delaware attached to this Proxy Statement as Annex I to Exhibit A, the By-laws of PolyVision Delaware attached to this Proxy Statement as Exhibit B and the discussions in this Proxy Statement under "Principal Reasons for Changing the Company's State of Incorporation," "Changes in the Certificate of Incorporation and By-laws" and "Certain Differences Between the Corporation Laws of New York and Delaware." The discussion herein of the provisions of the Certificate of Incorporation of PolyVision Delaware is qualified in its entirety by Annex I to Exhibit A. Copies of the Certificate of Incorporation and By-laws of the Company are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

    The Company's Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of the Company.

    Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's long-standing policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to the Company's corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority shareholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in shareholders' rights and the powers of management under the Delaware General Corporation law and the NYBCL, see "Certain Differences Between the Corporation Laws of New York and Delaware" on page 19.

NO CHANGE IN BUSINESS AND CAPITALIZATION

    The Reincorporation will not result in any change in the capitalization, business, management, assets, liabilities or net worth of the Company. The Company's stock certificates will automatically be deemed to represent the same number of PolyVision Delaware shares as represented by the Company's certificates prior to the Reincorporation. Upon consummation of the Reincorporation, the authorized number of shares of capital stock of PolyVision Delaware will be the same as that of the Company, and will consist of

25,000,000 shares of Common Stock, with a par value of one tenth of one cent ($.001) per share and 1,500,000 shares of PolyVision Preferred Stock, with a par value of one cent ($.01) per share.

CHANGES IN THE CERTIFICATE OF INCORPORATION AND BY-LAWS

    Upon the Reincorporation, the Certificate of Incorporation and By-laws of PolyVision Delaware will become the Company's Certificate of Incorporation and By-laws. The Certificate of Incorporation and By-Laws of PolyVision Delaware will be substantially similar to those of PolyVision New York except for certain provisions specified under the General Corporation Law of Delaware (the "DGCL"). The principal difference between the provisions of the Certificate of Incorporation of PolyVision Delaware and that of the Certificate of Incorporation of PolyVision New York relates to preemptive rights. Under the NYBCL, unless a corporation's certificate of incorporation provides otherwise, shareholders generally have preemptive rights to acquire unissued securities or rights to purchase securities of a New York corporation before a corporation may offer them to other persons. The Certificate of Incorporation of PolyVision New York expressly disclaims preemptive rights. Accordingly, shareholders of PolyVision New York currently do not have preemptive rights, and the Reincorporation will not change the current rights of the Company's shareholders in this regard. In addition, the By-laws of PolyVision Delaware provide for the corporation to indemnify a director or officer against certain claims, and the By-laws of PolyVision New York provide for similar obligations.

CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEW YORK AND DELAWARE

    Although it is impractical to compare all of the differences between the laws of New York and the laws of Delaware, among the differences are the right to merge or dissolve the Company with the approval of the holders of only a majority of, rather than two-thirds of, the Company's shares, the right to take corporate action without a shareholders' meeting upon the written consent of less than all shareholders, the minimum size of the Board of Directors and committees of the Board of Directors, the right of a Board of Directors of a Delaware corporation to authorize loans to corporate directors who are officers or employees and to issue stock options without seeking shareholder approval. In addition, Delaware's appraisal rights provisions are more limited. This summary does not purport to be a complete statement of the differences between the NYBCL and the DGCL and related laws affecting shareholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws.

    VOTE REQUIRED FOR CERTAIN EXTRAORDINARY CORPORATE TRANSACTIONS. New York law requires the affirmative vote of the holders of two-thirds of all of a corporation's outstanding shares entitled to vote thereon to authorize a merger, consolidation, share exchange, dissolution or disposition of substantially all of its assets. The DGCL requires the affirmative vote of only a majority of the outstanding stock entitled to vote thereon to authorize any such action, unless otherwise expressly provided in the certificate of incorporation. In addition, Delaware law permits a merger without approval of the shareholders of the surviving corporation if, among other things, no charter amendment is involved, each outstanding share of common stock is to be an identical share of the surviving corporation after the merger, and the merger results in no more than a 20% increase in outstanding shares of common stock of such corporation.

    CORPORATE ACTION WITHOUT A SHAREHOLDERS MEETING. A shareholders meeting to authorize corporate action may be dispensed with by a New York corporation only upon the written consent of the holders of all of a corporation's outstanding shares entitled to vote thereon. Delaware law permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. Thereafter, under Delaware law, prompt notice of such action must be sent to all shareholders of the Company who did not consent to such action.

    DISSENTERS' RIGHTS. New York law provides that, upon compliance with the applicable requirements and procedures, a dissenting shareholder has the right to receive the fair value of his or her shares if he is entitled to vote and objects to (i) certain mergers, (ii) certain share exchanges, (iii) a consolidation, (iv) a disposition of assets requiring shareholder approval and (v) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. Delaware law provides such appraisal rights only in the case of a shareholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (i) to shareholders of the surviving corporation in a merger if shareholder approval of the merger is not required or (ii) to any class of stock which is either listed on a national securities exchange or held of record by more than 2,000 holders unless shareholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving or resulting corporation or common stock of another corporation that is so listed or held (and cash in lieu of fractional shares).

    DIVIDENDS. Under both New York and Delaware law, a corporation may generally pay dividends out of surplus. In addition, Delaware law permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. The Company currently has no plans to pay dividends on its Common Stock.

    NUMBER OF DIRECTORS; SIZE OF COMMITTEES. Under New York law, the board of directors and each committee of the board of directors of corporations such as the Company must consist of three or more directors. The number of directors may be increased or decreased by amendment of the by-laws or by action of the shareholders or of the board under the specific limitation of a by-law adopted by the shareholders, subject to certain limitations. Under Delaware law, a board of directors or a committee of the board of directors may consist of a single director. If the certificate of incorporation does not specify the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws.

    CLASSIFICATION OF THE BOARD OF DIRECTORS. New York law permits a classified board with as many as four classes but forbids fewer than three directors in any class. Delaware law permits but does not require the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes with staggered terms of office with only one class of directors coming up for election each year, and does not forbid fewer than three directors in any class.

    LOANS TO DIRECTORS. New York law prohibits loans to directors unless authorized by a vote of shareholders other than the borrower. Delaware law permits the Board of Directors, without shareholder approval, to authorize loans to officers and employees, including officers who are also corporate directors, whenever the directors reasonably expect such loan to benefit the corporation.

    RIGHTS AND OPTIONS. New York law requires shareholder approval of the issuance of any rights or options to directors, officers or employees. Delaware law does not require shareholder approval of such issuances.

    CONSIDERATION FOR SHARES. New York law provides that neither obligations of the subscriber for future payments nor obligations of the subscriber for future services shall constitute payment or part payment for the issuance of shares by a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Delaware law provides that shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

    INSPECTION OF SHAREHOLDER'S LIST. New York law with respect to the inspection of shareholders' lists provides a right of inspection on at least 5 days' written demand to (i) any person who shall have been a shareholder for at least 6 months immediately preceding his demand or (ii) any person holding or thereunto authorized in writing by at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation. Delaware law permits any shareholder to inspect the shareholder's list for a purpose reasonably related to such person's interest as a shareholder and, during the 10 days preceding a shareholders' meeting, for any purpose germane to that meeting.

    BUSINESS COMBINATION STATUTES. New York law restricts certain business combinations between a "resident domestic corporation" and an interested shareholder. However, the NYBCL defines "resident domestic corporation" as any corporation that, among other things, has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York. As a result, these provisions currently would not apply to the Company. Delaware prohibits any "business combination" between a Delaware corporation and an "interested shareholder" for three years following the date that the interested shareholder became an interested shareholder unless (i) prior to that date the Board approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder the interested shareholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board and at least two-thirds of the outstanding shares of voting stock not owned by the interested shareholder. The Delaware statute defines "interested shareholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive office or significant operations be located within the state in order to be covered by this law.

TERMINATION

    The Board of Directors of the Company may terminate the Reincorporation at any time prior to the Effective Date, whether before or after approval by the shareholders of the Company, if (i) the Reincorporation shall not have received the requisite approval of the shareholders of the Company; or (ii) the Board of Directors of the Company determines, in its sole discretion, that the Reincorporation would be inadvisable or not in the best interests of the Company and its shareholders.

FEDERAL INCOME TAX CONSEQUENCES

    Under current law the Reincorporation will constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and the principal Federal income tax consequences of the Reincorporation will be as set forth below. No ruling has been requested from the Internal Revenue Service confirming the Federal income tax consequences of the Reincorporation.

    Assuming the Reincorporation qualifies as a reorganization under Section 368 of the Code, no gain or loss will be recognized to holders of PolyVision New York shares who exchange their PolyVision New York shares solely for PolyVision Delaware shares. Current holders of PolyVision New York shares will have the same tax basis in the shares of PolyVision Delaware received in the Reincorporation as the basis in the shares of PolyVision New York exchanged therefor, and their holding period for the shares of PolyVision Delaware will include the period during which the shares of PolyVision New York were held, provided such shares of PolyVision New York were held as capital assets on the Effective Date.

    THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS A VOTE FOR THE REINCORPORATION FROM NEW YORK TO DELAWARE (PROPOSAL 2).

                                   PROPOSAL 3

                RATIFICATION OF ADOPTION OF 1995 DIRECTORS STOCK
                OPTION PLAN AND 1995 DIRECTORS STOCK GRANT PLAN

1995 DIRECTORS STOCK OPTION PLAN

    On October 2, 1995, the Company's Board of Directors adopted the 1995 Director Stock Option Plan (the "Option Plan"), providing for the grant of stock options to purchase 25,000 shares of the Company's Common Stock at an exercise price of $3.86 per share to each non-management director vesting equally over four years. An aggregate of 300,000 authorized, unissued shares of Company Common Stock are to be reserved for issuance upon exercise of stock options pursuant to the Option Plan. The Board of Directors directed that a proposal approving the adoption of the Option Plan be submitted to a vote of the shareholders of the Company at the Annual Meeting. Accordingly, the Company has included in this Proposal No. 3 a description of the Option Plan, pursuant to Rule 16b-3 promulgated by the Securities and Exchange Commission that provides an exemption from the operation of the "short-swing" profit recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition of options and shares. The material features of the Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Option Plan which is attached as Exhibit B. To date, 150,000 options have been granted under the Option Plan, subject to the approval of this Proposal No. 3 by the shareholders of the Company.

    The purpose of the Option Plan is to provide additional incentives to attract and retain qualified and competent persons as directors upon whose efforts and judgment the success of the Company and its subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the Option Plan authorizes the granting of stock options to purchase Company Common Stock to directors.

    The Option Plan is administered by the Stock Option Committee, a committee consisting of two or more directors designated by the Company's Board of Directors. The Stock Option Committee, in its sole discretion, determines the persons to be awarded options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the Stock Option Committee has full power and authority to construe and interpret the Option Plan, and the acts of the Stock Option Committee are final, conclusive and binding upon all interested parties, including the Company, its shareholders, its officers and employees, recipients of grants under the Option Plan and all persons or entities claiming by or through such persons.

    The persons who are eligible to be awarded grants of options under the Option Plan are the outside (non-employee) directors, duly elected to the Board by the Company's shareholders or otherwise in accordance with the Company's Bylaws, and all outside (non-employee) directors appointed to fill a vacancy or a newly-created directorship position on the Board. The Company currently has six outside (non-employee) directors who are presently eligible to participate in the Plan.

    The shares acquired upon exercise of options granted under the Option Plan will be authorized and unissued shares of Company Common Stock. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Option Plan. If any option granted under the Option Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Option Plan. The aggregate number of shares of Common Stock which may be issued upon exercise of options granted under the Option Plan will not exceed 300,000 shares.

    TERMS AND CONDITIONS

    All options granted under the Plan will be evidenced by a written agreement between the Company and the grantee. Such agreements shall contain such terms and conditions, consistent with the Option Plan, relating to the grant, the time or times of exercise and other terms of the options as the Stock Option Committee prescribes.

    Under the Option Plan, the option price per share for stock options may not be less than the fair market value of the underlying shares on the date of grant. For purposes of the Option Plan, the term "fair market value" shall mean the exercise price per share of an Option equal to $3.86, which is 110% of the average trading price of a share of Common Stock over a 30-day period following the June 14, 1995 "spin-off" of the Company. The exercise price of an option may be paid in cash, or at the sole discretion of the Stock Option Committee, by delivery of already owned shares of Company Common Stock having a fair market value equal to the exercise price, or by a combination of the foregoing. Cash payments will be used by the Company for general corporate purposes. Payments made in Company Common Stock must be made by delivery of stock certificates in negotiable form.

    The use of already-owned shares of Company Common Stock applies to payment for the exercise of any option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous option exercises. In general, pyramiding permits an option holder to start with as little as one share of Company Common Stock and exercise an entire option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of Company Common Stock, no cash (except for fractional share adjustments) is needed to exercise an option. Consequently, the optionee would receive Company Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

    No option granted under the Option Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by such optionee. The expiration date of an option will be determined by the Stock Option Committee at the time of grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant. An option may be exercised at any time or from time to time only after a period of time or in installments, as the Stock Option Committee determines. The Stock Option Committee may in its sole discretion accelerate the date on which any option may be exercised.

    The unexercised portion of any option granted to a director under the Option Plan shall automatically be terminated (a) three months after the date on which the optionee ceases to be a director for any reason other than (i) Cause (as defined in the Option Plan); or (ii) death; (b) immediately upon the removal of the optionee as a director for Cause; or (c) one year after the date on which the optionee ceases to be a director of the Company by reason of death of the of the optionee.

    To prevent dilution of the rights of a holder of an option, the Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any subdivision or consolidation of shares, or any stock dividend, recapitalization or other capital adjustment of the Company. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the Option Plan.

    AMENDMENTS

    The Option Plan will expire on October 2, 2005, and any option outstanding on such date will remain outstanding until it has either expired or has been exercised. The Stock Option Committee may amend, suspend or terminate the Option Plan at any time, provided that such amendment may not adversely affect the rights of any optionee under an outstanding option without the affected optionee's written consent. In addition, the Stock Option Committee may not amend the Option Plan without first obtaining shareholder approval, to (a) materially increase the number of shares of Company Common Stock reserved for issuance or change the class of persons eligible to receive options, (b) materially modify the requirements as to eligibility for participation, or (c) otherwise involve any change or modification requiring Shareholder approval under Rule 16b-3 of the Securities Exchange Act.

    FEDERAL INCOME TAX CONSEQUENCES

    The Option Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

    NONQUALIFIED STOCK OPTIONS. An optionee granted a nonqualified stock option under the Option Plan will generally recognize, at the date of exercise of such option, ordinary income equal to the difference between the exercise price and fair market value of the shares of Company Common Stock subject to the nonqualified stock option. This taxable ordinary income will be subject to Federal income tax withholding and the Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income recognized by the optionee provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income. If the Stock Option Committee permits an optionee to exercise a nonqualified stock option under the Option Plan by delivering shares of Company Common Stock, the optionee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the optionee's tax basis. The optionee, however, will be taxed as described above with respect to the exercise of the nonqualified stock option as if he had paid the exercise price in cash, and the Company likewise will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include his holding period for the shares surrendered. The optionee's tax basis and holding period for the additional shares received on exercise of a nonqualified stock option paid for, in whole or in part, with shares will be the same as if the optionee had exercised the nonqualified stock option solely for cash.

    INCENTIVE STOCK OPTIONS. Incentive stock options are "incentive stock options" as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. However, an employee who exercises an incentive stock option by delivering shares of Company Common Stock previously acquired pursuant to the exercise of an incentive stock option is treated as making a Disqualifying Disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an incentive stock option (i.e., the exercise of the incentive stock option for one share and the use of that share to make successive exercises of the incentive stock option until it is completely exercised) without the imposition of current income tax.

    The amount by which the fair market value of the shares acquired at the time of exercise of an incentive stock option exceeds the exercise price of the shares under such option generally will be treated as an item of adjustment included in the optionee's alternative minimum taxable income for purposes of the alternative minimum tax for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the shares in the year in which the option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the Company Common Stock. If there is a Disqualifying Disposition in a year other than the year of exercise, the dispositions will not result in an item of adjustment of such other year.

    If, subsequent to the exercise of an incentive stock option (whether paid for in cash or in shares), the optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such incentive stock option was granted or, if later, (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss. If the holder is subject to the alternative minimum tax in the year of disposition, such holder's tax basis in his shares will be increased for purposes of determining his alternative minimum tax for such year, by the amount of the item of adjustment recognized with respect to such shares in the year the option was exercised.

    In general, if, after exercising an incentive stock option, an employee disposes of the shares so acquired before the end of the Required Holding Period (a "Disqualifying Disposition"), such optionee would be deemed in receipt of ordinary income in the year of the Disqualifying Disposition, in an amount equal to the excess of the fair market value of the shares at the date the incentive stock option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

    An income tax deduction is not allowed to the Company with respect to the grant or exercise of an incentive stock option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, a federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

1995 DIRECTORS STOCK GRANT PLAN

    On October 2, 1995, the Company's Board of Directors adopted the 1995 Director Stock Grant Plan (the "Grant Plan"), providing for the grant of 10,000 shares of the Company's Common Stock to each non-management director vesting equally over three years. An aggregate of 200,000 authorized, unissued shares of Company Common Stock are to be reserved to satisfy the requirements of the Grant Plan. The Board of Directors directed that a proposal approving the adoption of the Grant Plan be submitted to a vote of the shareholders of the Company at the Annual Meeting. Accordingly, the Company has included in this Proposal No. 3 a description of the Grant Plan, pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The material features of the Grant Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Grant Plan which is attached as Exhibit C. To date, 60,000 shares of Company Common Stock have been granted under the Grant Plan, subject to the approval of this Proposal No. 3 by the shareholders of the Company.

    The purpose of the Grant Plan is to provide additional incentives to attract and retain qualified and competent persons as directors upon whose efforts and judgment the success of the Company and its subsidiaries is largely dependent, through the grant of shares of Company Common Stock to such persons.

    The Grant Plan is administered by the Company's Board of Directors. The Board of Directors in its sole discretion, determines the persons to be granted Company Common Stock, the number of shares subject thereto and the other terms thereof. In addition, the Board of Directors has full power and authority to construe and interpret the Grant Plan, and the acts of the Board of Directors are final, conclusive and binding upon all interested parties, including the Company, its shareholders, its officers and employees, recipients of grants under the Grant Plan and all persons or entities claiming by or through such persons.

    The persons who are eligible to be awarded grants under the Grant Plan are the outside (non-employee) directors, duly elected to the Board by the Company's stockholders or otherwise in accordance with the Company's Bylaws, and all outside (non-employee) directors appointed to fill a vacancy or a newly-created directorship position on the Board. The Company currently has six outside (non-employee) directors who are presently eligible to participate in the Plan.

    The shares granted under the Grant Plan will be authorized and unissued shares of Company Common Stock. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Grant Plan. The aggregate number of shares of Common Stock which may be issued as part of grants under the Grant Plan will not exceed 30,000 shares for each director.

    TERMS AND CONDITIONS

    All shares of Common Stock granted under the Grant Plan will be evidenced by a written agreement between the Company and the grantee. Such agreements shall contain such terms and conditions, consistent with the Grant Plan, relating to the grant and other terms of the grant as the Board of Directors prescribes. Under the Grant Plan, the term "fair market value" of a share of Common Stock on any date of reference shall mean the Closing Price (as defined) of the Common Stock on the business day immediately preceding such date, unless the Board of Directors in its sole discretion shall determine otherwise in a fair and uniform manner. No shares of Common Stock granted under the Grant Plan are assignable or transferable, other than by will or by the laws of descent and distribution.

    As a condition of any grant of shares of Common Stock under the Grant Plan, the Board of Directors may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following: (i) a representation and warranty by the grantee to the Company that he is acquiring the shares of Common Stock to be granted to him for investment and not with a view to, or for sale in connection with, the distribution of any such shares; and (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board of Directors, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the shares of Common Stock and are endorsed upon the share certificates.

    To prevent dilution of the rights of a grantee under the Grant Plan, the Grant Plan provides for adjustment of the number of shares which may be granted in the event of any issuance of Common Stock or any security convertible into shares of Common Stock, any subdivision or consolidation of shares, or any stock dividend, recapitalization or other capital adjustment of the Company. Provisions governing the effect of any issuance of securities, merger, consolidation or other reorganization of the Company are also included in the Grant Plan.

    VESTING

    Shares of Common Stock included in the Grant Plan are subject to the vesting provisions set forth in the Grant Plan. Shares which have vested according to the formula described herein are considered "Vested Shares" and shares which have not so vested are considered "Non-Vested Shares." The shares of Common Stock included in each grant vest on the date of each successive Annual Meeting of Stockholders of the Company (the "Annual Meeting Date") following the effective date of the grant. The number of shares of Common Stock subject to a grant which become Vested Shares as of each Annual Meeting Date is calculated by multiplying the number of shares of Common Stock included in the grant by a fraction, the numerator of which is equal to the number of months which have elapsed since the later of (i) the election or re-election of such grantee (i.e., the effective date of the grant) or (ii) the last Annual Meeting Date, and the denominator of which is the number of full months during which the grantee serves as director following the award of the grant and until the next Annual Meeting of Stockholders at which the class of directors to which the grantee belongs is to be elected (assuming for purposes of this calculation that the Annual Meeting Date is August 31 of such fiscal year).

    A grantee may not assign, sell, pledge, hypothecate or otherwise transfer any grant or any Non-Vested Shares. If a grantee ceases to be a director for any reason or no reason, including upon death or disability, removal (with or without cause) or resignation, the grant will be automatically terminated immediately upon the effective date of such cessation and all shares included in grants which are Non-Vested Shares as of the effective date of such cessation, will be forfeited automatically and will, effective immediately upon such cessation, be returned to the status of authorized to be issued pursuant to grants under the Grant Plan.

    A grantee will have all rights as a stockholder with respect to all shares of Common Stock included in the grant, regardless of whether the shares awarded are Vested or Non-Vested, including, without limitation, the right to vote any such shares and the right to receive dividends.

    AMENDMENTS

    The Grant Plan will expire on October 2, 2005. The Board of Directors may amend, suspend or terminate the Grant Plan at any time; PROVIDED, HOWEVER, that, without the approval by the Company's shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Grant Plan,
(ii) materially increase the number of shares of Common Stock or other securities reserved for grant, (iii) materially modify the requirements as to eligibility for participation under the Grant Plan or (iv) otherwise involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Exchange Act; and, PROVIDED, FURTHER, that no amendment or suspension of the Plan shall substantially impair any shares of Common Stock previously granted to any grantee without the consent of such grantee.

    FEDERAL TAX CONSEQUENCES

    The following discussion is intended only as a general summary of the federal income tax consequences to grantees under the Grant Plan and the Company with respect to the Grant Plan. The discussion is based on current laws which are subject to change at any time or which may be interpreted differently. The discussion does not address tax consequences under the laws of any state, local or foreign jurisdiction and the tax treatment of each grantee will depend in part upon such grantee's particular tax situation.

    Unless a grantee makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), as described below, amounts paid to a grantee as dividends with respect to such shares of Common Stock prior to the date that a grantee's shares vest under the Grant Plan will be treated for federal income tax purposes as compensation income (taxable at ordinary income rates) for which the Company will be entitled to a compensation deduction with respect to such amounts. However, upon the vesting of a grantee's shares (or a grantee's making of a timely Code Section 83(b) election), amounts paid to a grantee as dividends will be treated as dividends for federal income tax purposes for which the Company will not be entitled to a deduction with respect to such amounts.

    In general, a grantee will not recognize income upon receipt of shares pursuant to a grant. However, upon vesting of a grantee's shares of Common Stock, a grantee will recognize compensation income (and receive basis in such shares) in an amount equal to the fair market value of the vested shares determined on the vesting date, and the Company will be entitled to a compensation deduction equal to such amount. Alternatively, no later than 30 days after a grant of shares of Common Stock, a grantee may make an election under Code Section 83(b). In such case, the grantee will recognize compensation income in the taxable year of the grant (and receive a basis) equal to the fair market value of such shares determined on the date of grant, and the Company will be entitled to a compensation deduction equal to such amount. In general, under either alternative, a grantee will recognize capital gain or loss upon the subsequent disposition of the shares of Common Stock.

GRANTS PRIOR TO SHAREHOLDER APPROVAL

    The following table sets forth information with respect to grants of the Company's Common Stock and options to purchase Common Stock pursuant to the Company's 1995 Directors Stock Grant Plan and the Company's 1995 Directors Stock Option Plan, respectively, during the fiscal year ended April 30, 1996. Such grants are subject to the approval of the Company's shareholders of this Proposal No. 3.

                                                                          NUMBER OF OPTIONS TO
                                              NUMBER OF SHARES OF         PURCHASE COMMON STOCK
                                              COMMON STOCK UNDER          UNDER 1995 DIRECTORS
NAME OF DIRECTOR                        1995 DIRECTORS STOCK GRANT PLAN     STOCK OPTION PLAN
--------------------------------------  -------------------------------  -----------------------
Steven S. Elbaum......................                10,000                       25,000
Lyman C. Hamilton, Jr.................                10,000                       25,000
Stephen C. Knup.......................                10,000                       25,000
Robert J. Levenson....................                 3,333                        6,250
Thomas M. Ramseur.....................                10,000                       25,000
Bragi F. Schut........................                10,000                       25,000

    Shareholders are being asked to ratify the adoption of the 1995 Directors Stock Option Plan and the 1995 Directors Stock Grant Plan. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and voting at the Annual Meeting is required for approval and adoption of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

                           PROPOSALS OF SHAREHOLDERS

    Under certain circumstances, shareholders are entitled to present proposals for consideration at shareholders meetings. Any such proposal to be included in the proxy statement for the Company's 1997 Annual Meeting of Shareholders must be submitted to the Secretary of the Company prior to May 31, 1997. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

    The Company knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

                                          By Order of the Board of Directors
                                          LAWRENCE W. HAY
                                          VICE PRESIDENT OF FINANCE AND
                                          SECRETARY

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

    Agreement and Plan of Merger (this "Plan of Merger") made as of the
day of       1996, by and between PolyVision Corporation, a New York corporation
("PolyVision New York") and PolyVision Corporation, a Delaware corporation ("PolyVision"); PolyVision New York and PolyVision Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations"). PolyVision Delaware will be the surviving corporation, sometimes hereinafter referred to as the "Surviving Corporation".

                              W I T N E S S E T H:

    WHEREAS, PolyVision New York has an authorized capital stock consisting of
25,000,000 shares of common stock, $.001 par value, of which       shares are
issued and outstanding and       shares are held as treasury shares, and
1,500,000 shares of preferred stock,       of which are issued and outstanding;
and

    WHEREAS, PolyVision Delaware has an authorized capital stock consisting of 25,000,000 shares of common stock, $.001 par value of which 100 shares are
issued and outstanding, and 1,500,000 shares of preferred stock,       of which
are issued and outstanding; and

    WHEREAS, all of the outstanding shares of PolyVision Delaware are held by PolyVision New York;

    WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and generally to the advantage and welfare of their respective Constituent Corporations and shareholders that PolyVision New York merge with and into PolyVision Delaware, with PolyVision Delaware to be the Surviving Corporation, pursuant to the provisions of Section 907 of the Business Corporation Law of the State of New York (the "NYBCL") and Section 252 of the General Corporation Law of the State of Delaware;

    NOW, THEREFORE, subject to the approval of this Plan of Merger by the shareholders of PolyVision New York, the Constituent Corporations hereby agree as follows:

    FIRST: MERGER. At the Effective Time (as defined in Section SECOND herein), PolyVision New York will be and it hereby is merged with and into PolyVision Delaware (the "Merger").

    SECOND: EFFECTIVE TIME. This Plan of Merger will become effective immediately upon the filing of a Certificate of Merger pursuant to Section 906 of the NYBCL by the Department of State of the State of New York. The date and time of such filing is herein referred to as the "Effective Time."

    THIRD: PLAN OF MERGER. This Plan of Merger constitutes a plan of merger pursuant to Section 906 of the NYBCL, to be carried out in the manner, on the terms and subject to the conditions herein set forth.

    FOURTH: SURVIVING CORPORATION. At the Effective Time the separate existence of PolyVision New York will cease, and PolyVision Delaware, as the surviving corporation of the Merger, will continue to exist under and be governed by the laws of the State of Delaware. The name of the Surviving Corporation will remain PolyVision Corporation.

    FIFTH:  TERMS AND CONDITIONS OF THE MERGER.

    (a) RIGHTS AND LIABILITIES OF THE SURVIVING CORPORATION. At and after the Effective Time, the Surviving Corporation will succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of the Constituent Corporations; all debts due either of the Constituent Corporations will be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations will be the property of the Surviving Corporation; the title to any real property of either of the Constituent Corporations will not revert or be in any way impaired by reason of the Merger, but will be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the Constituent Corporations will be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Time; and all debts, liabilities and duties of the Constituent Corporations will thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

    (b) CONVERSION OF OUTSTANDING STOCK. At the Effective Time, the issued shares of the common stock of PolyVision Delaware will automatically be canceled, and without the surrender of stock certificates or any other action, the shares of the common stock of PolyVision New York which are issued immediately prior to the merger will be the shares of the Surviving Corporation. The shares of common stock of PolyVision New York held as Treasury shares will become treasury shares of PolyVision Delaware.

    SIXTH: CERTIFICATE OF INCORPORATION; BY-LAWS. The certificate of incorporation of PolyVision Delaware as existing at the Effective Time, a copy of which is attached hereto as ANNEX I, will be unaffected by the Merger and will be the certificate of incorporation of the Surviving Corporation until the same is amended or repealed in accordance with Delaware law. The By-laws of PolyVision Delaware as existing at the Effective Time, a copy of which is attached hereto as ANNEX II, will continue in full force as the By-laws of the Surviving Corporation until altered, amended or repealed as provided therein or as provided by law.

    SEVENTH: DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The directors and officers of PolyVision New York immediately prior to the Merger, whose names and offices are set forth on ANNEX II attached hereto, will be the directors and officers of the Surviving Corporation.

    EIGHTH: TERMINATION. This Plan of Merger may be terminated and the Merger abandoned for any reason whatsoever, by mutual consent of the Board of Directors of the Constituent Corporations, at any time prior to the Effective Time, notwithstanding adoption and approval of this Plan of Merger by the shareholders of the Constituent Corporations.

    NINTH: AMENDMENT. This Plan of Merger may be amended at any time prior to the Effective Time by mutual consent of the Boards of Directors of the Constituents Corporations; PROVIDED, HOWEVER, that no such amendment shall adversely affect the rights of the shareholders of PolyVision New York or PolyVision Delaware subsequent to the adoption and approval of this Plan of Merger by the shareholders of PolyVision New York or PolyVision Delaware, as the case may be.

    IN WITNESS WHEREOF, the foregoing Plan of Merger, which was duly adopted by the Board of Directors of each of the Constituent Corporations, has been executed by the President and Chief Operating Officer, and by the Chief Financial Officer and Secretary of each of the Constituent Corporations on and as of the date first set forth above.

                                POLYVISION CORPORATION
                                (a New York corporation)

                                By:
                                        ------------------------------------
                                                 Joseph A. Menniti
                                                PRESIDENT AND CHIEF
                                                 OPERATING OFFICER

Attest:    -----------------------------------
                     Lawrence W. Hay
                VICE PRESIDENT OF FINANCE
                      AND SECRETARY

                                POLYVISION CORPORATION
                                (a Delaware corporation)

                                By:
                                        ------------------------------------
                                                 Joseph A. Menniti
                                                PRESIDENT AND CHIEF
                                                 OPERATING OFFICER

Attest:    -----------------------------------
                     Lawrence W. Hay
                VICE PRESIDENT OF FINANCE
                      AND SECRETARY

                             POLYVISION CORPORATION
                        866 NORTH MAIN STREET EXTENSION
                         WALLINGFORD, CONNECTICUT 06492
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             POLYVISION CORPORATION
         FOR THE ANNUAL MEETING OF SHAREHOLDERS--DECEMBER        , 1996

    The undersigned hereby constitutes and appoints Steven S. Elbaum, Ivan Berkowitz and Lawrence W. Hay, each of them his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of POLYVISION CORPORATION (the "Company"), to be held at the offices of the Company, 866 North Main Street Extension,
Wallingford, Connecticut, at 10:00 a.m., local time, on       , December       ,
1996, and at any adjournments thereof, on all matters coming before said meeting.

1.         Election of three Class I Directors to the Board of Directors, each to hold office until the 1998 Annual Meeting and until his successor is elected and qualified.
                                          Class I: Ivan Berkowitz, Steven C. Knup, Bragi F. Schut
           (Mark only one)
           / / VOTE FOR all nominees listed above (except as marked to the contrary below)
           / / VOTE WITHHELD from all nominees listed above
           ------------------------------------------------------------------------------------
           (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)
2.         Approval of the reincorporation of the Company in Delaware.
           / /  FOR             / /  AGAINST             / /  ABSTAIN

3.         Ratification of the adoption of the 1995 Directors Stock Option Plan of the Company.
           / /  FOR             / /  AGAINST             / /  ABSTAIN
4.         Ratification of the adoption of the 1995 Directors Stock Grant Plan of the Company.
           / /  FOR             / /  AGAINST             / /  ABSTAIN
           In their discretion, upon any other matters as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                                              Sign exactly as name appears on
                                              stock certificate. Executors,
                                              administrators and trustees should
                                              give full title as such. If the
                                              signer is a corporation, please
                                              sign full corporate name by duly
                                              authorized officer.
                                              Dated _____________________ , 1996
                                              __________________________________
                                                   Signature of Shareholder
                                              __________________________________
                                                   Signature of Shareholder

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.